UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 22, 2013

Titanium Asset Management Corp.

(Exact name of registrant as specified in its charter)

Delaware	000-53352	20-8444031
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

777 E. Wisconsin Avenue, Milwaukee, Wisconsin		53202-5310
(Address of principal executive offices)		(Zip Code)

(414) 765-1980

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure

On April 22, 2013, Titanium Asset Management Corp. (the “Company”) issued a press release announcing that it has received a nonbinding proposal to acquire outstanding shares of the Company for a cash price of $1.00 per share (the “Press Release”). A copy of the Press Release is being furnished as Exhibit 99.1 to this Report and is incorporated herein by reference. The proposal is from TAMCO Holdings, LLC, the controlling stockholder of the Company (the “Proposal”). A copy of the Proposal is being furnished as Exhibit 99.2 to this Report and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

Exhibit 99.1 Press release of Titanium Asset Management Corp., dated April 22, 2013.

Exhibit 99.2 Nonbinding Proposal from TAMCO Holdings, Inc., dated April 17, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TITANIUM ASSET MANAGEMENT CORP.

Date: April 22, 2013	By:	/s/ Jonathan Hoenecke
Name: Jonathan Hoenecke
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release of Titanium Asset Management Corp., dated April 22, 2013.

99.2	Nonbinding Proposal from TAMCO Holdings, LLC, dated April 17, 2013.